Aberdeen Funds: Summary Prospectus

Aberdeen International Real Estate
Equity Fund

February 26, 2021

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling (866) 667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2021, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2020, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: EGALX Institutional Class: EGLRX

Objective

The Aberdeen International Real Estate Equity Fund (the "International Real Estate Equity Fund" or the "Fund") seeks long-term capital growth. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the International Real Estate Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A and Class A1 Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 150 and 204 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges" and "Reduction of Sales Charges" sections on pages 165 and 166 of the Fund's Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	None
Small Account Fee[2]	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.73%	0.73%
Total Annual Fund Operating Expenses	1.98%	1.73%
Less: Amount of Fee Limitations/Expense Reimbursements[3]	0.33%	0.33%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.65%	1.40%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

3  Aberdeen Funds (the "Trust") and Aberdeen Standard Investments Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.62% for Class A shares and 1.37% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2022. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the

  Aberdeen International Real Estate Equity Fund: Summary Prospectus as of February 26, 2021  1

lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Real Estate Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$733	$1,131	$1,552	$2,724
Institutional Class shares	$143	$513	$908	$2,014

Portfolio Turnover

The International Real Estate Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57.05% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Real Estate Equity Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three countries (excluding the United States) which are (i) principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer's assets. These companies include, but are not limited to, real estate investment trusts ("REITs"), real estate operating companies and homebuilders, and companies with a majority of real estate holdings, such as hotel and entertainment companies. "Principally engaged" in the real estate industry or in real estate financing means that a majority of a company's revenues are derived from the real estate industry or from real estate financing, respectively, or that the company is classified as a "real estate" company under the S&P's Global Industry Classification Standard (GICS). To "control" real estate assets means to own such assets.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

The International Real Estate Equity Fund pursues a flexible strategy of investing in companies throughout the world.

However, the International Real Estate Equity Fund gives particular consideration to investments in Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, China, India and Brazil. The Adviser defines "Western Europe" as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. A Fund's investments in foreign securities may include the securities of issuers in emerging markets.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in companies of any market capitalization.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties owned or operated by the companies or below the valuations of comparable companies. The Adviser also considers other company fundamentals and the strength of a company's management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment research process and this analysis forms an integral component of the Adviser's investment analysis for all companies. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

Principal Risks

The International Real Estate Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may

2  Aberdeen International Real Estate Equity Fund: Summary Prospectus as of February 26, 2021

decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs' share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Concentration Risk — The Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund's concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Mid-Cap Securities Risk — Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

  Aberdeen International Real Estate Equity Fund: Summary Prospectus as of February 26, 2021  3

Performance

The bar chart and table below can help you evaluate potential risks of the International Real Estate Equity Fund. The bar chart shows how the Fund's annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund's performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. The table compares the Fund's average annual total returns to the returns of the MSCI EAFE Index (Net Dividends), a broad-based securities index, and FTSE EPRA/NAREIT® Global ex-U.S. Index (Net Dividends). Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre#literature or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the "Predecessor Fund"), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 21.76% – 1st quarter 2012
Lowest Return: -28.00% – 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2020

	1 Year	5 Years	10 Years	Since Inception
Class A shares– Before Taxes	-12.07%	2.69%	N/A	3.52	%*
Institutional Class shares–Before Taxes	-6.46%	4.17%	0.54%	4.59	%**
Institutional Class shares–After Taxes on Distributions	-7.79%	2.41%	-0.68%	3.85	%**
Institutional Class shares–After Taxes on Distributions and Sale of Fund Shares	-3.85%	2.49%	-0.09%	3.67	%**
MSCI EAFE Index (Net Dividends) (reflects no deduction for fees or expenses)	7.82%	7.45%	5.51%	5.51	%**
FTSE EPRA/NAREIT® Global ex-U.S. Index (Net Dividends) (reflects no deduction for fees or expenses)	-9.28%	5.45%	4.12%	N/A***

*  Class A inception date is 12/30/2011

**  Institutional Class inception date is 2/1/1989. Index since inception returns reflect the inception date of the Institutional Class.

***  Returns are not available for the FTSE EPRA/NAREIT® Global ex-U.S. Index for this period.

Investment Adviser

Aberdeen Standard Investments Inc. (the "Adviser") serves as the International Real Estate Equity Fund's investment adviser and Aberdeen Asset Managers Limited serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund since
Svitlana Gubriy	Head of Global REIT Funds	2018
Toshio Tangiku	REIT Analyst / Portfolio Manager	2018

4  Aberdeen International Real Estate Equity Fund: Summary Prospectus as of February 26, 2021

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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